Exhibit 99.1
Investor Presentation November 2024

November 2024 2 Forward-Looking Statements Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may also make forward-looking statements in other documents we file with the Securities and Exchange Commission (“SEC”), in our annual reports to shareholders, in press releases and other written materials, and in oral statements made by our officers, directors or employees. Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, changes in general business and economic conditions (including inflation and concerns about inflation) on a national basis and in the local markets in which the Company operates, including changes that adversely affect borrowers’ ability to service and repay the Company’s loans; changes in interest rates; changes in customer behavior; ongoing turbulence in the capital and debt markets and the impact of such conditions on the Company’s business activities; increases in loan default and charge-off rates; decreases in the value of securities in the Company’s investment portfolio; fluctuations in real estate values; the possibility that future credit losses may be higher than currently expected due to changes in economic assumptions, customer behavior or adverse economic developments; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; competitive pressures from other financial institutions; cybersecurity incidents, fraud, natural disasters, war, terrorism, civil unrest, and pandemics; changes in regulation; changes in accounting standards and practices; the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; demand for loans in the Company’s market area; the Company’s ability to attract and maintain deposits; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that the Company may not be successful in the implementation of its business strategy; changes in assumptions used in making such forward-looking statements and the risk factors described in the Annual Report on Form 10 K and Quarterly Reports on Form 10 Q as filed with the SEC, which are available at the SEC’s website, www.sec.gov. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, HarborOne’s actual results could differ materially from those discussed. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The Company disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as required by law.

A Unique New England Banking Franchise



Grafton
Carroll
Rutland
Windsor
Belknap
ME
York
Sullivan
Washington
Merrimack
Strafford
NH
Bennington
Windham
Cheshire
Hillsborough
Rockingham
Essex
Franklin
Berkshire
Hampshire
MA
Hampden
Norfolk
Worcester
Providence
Windham
Litchfield
Hartford
Tolland
Bristol
RI
Bristol
Barnstable
Newport
New London
Fairfield
New Haven
Middlesex
Dukes
Nantucket
Bank Branch
Corporate Headquarters
Commercial Lending Office
Mortgage Headquarters
Mortgage Office

COMPANY HIGHLIGHTS[1]	
Exchange/Ticker:	NASDAQ/HONE
Total Assets:	$5.8 Billion
Total Loans:	$4.9 Billion
Total Deposits:	$4.5 Billion
Market Capitalization:	$572 Million

- HarborOne Bancorp, Inc. is a bank holding company and the parent of HarborOne Bank, a state-chartered trust company.
- HarborOne Bank is headquartered in Brockton, MA with 30 full-service banking centers throughout Metro Boston, Southeast Massachusetts and Rhode Island, with commercial lending offices in Boston and Providence.
- HarborOne Mortgage, LLC ("HarborOne Mortgage") is a wholly owned subsidiary of HarborOne Bank with 15 offices in Maine, Massachusetts, Rhode Island, New Hampshire, New Jersey, and Florida and licensed to lend in 5 additional states.
- HarborOne Bank is a recognized leader in financial and personal enrichment education and innovation through HarborOne U.

HarborOne Bancorp

1: All information as of September 30, 2024

November 2024 3

2023 Investor Report November 2024 4  Net income of $3.9 million; diluted income per share $0.10  Margin increase to 2.33% in Q3 2024 from 2.29% in Q2 2024  Loan growth of $40.3 million, or 3.3% annualized; Client deposit growth of $89.5 million, or 8.8% annualized  Asset quality overall remains strong despite an up-tick in nonperforming assets; non-performing assets to total assets at 0.49% compared to 0.17% Q2 2024  Repurchased 347,670 shares at an average cost of $12.23 per share, totaling $4.3 million in Q3 2024 Q3 2024 Results Net Income $3.9 Million Diluted EPS $0.10 Loan Growth $ 40.3 Million Client Deposit Growth $ 89.5 Million Tangible Book Value $11.88

November 2024 5 $4.5 B $4.6 B $5.4 B $5.7 B $5.8 B 2020 2021 2022 2023 Q3 24 14.5% 13.6% 11.5% 10.0% 9.8% 2020 2021 2022 2023 Q3 24 $3.0 B $3.6 B $4.6 B $4.8 B $4.9 B 2020 2021 2022 2023 Q3 24 $10.88 $11.57 $11.13 $11.52 $11.88 2020 2021 2022 2023 Q3 24 Key Performance Metrics Total Assets Total Loans Tier 1 Leverage Tangible Book Value per share

November 2024 6 Key Performance Metrics (Cont.) EPS Net Income ($MM) Net Interest Margin on FTE Basis Net Interest Income ($MM) $0.82 $1.14 $0.97 $0.37 $0.45 2020 2021 2022 2023 YTD '24 $44.8 $58.5 $45.6 $16.1 $18.5 2020 2021 2022 2023 YTD '24 3.06% 3.12% 3.35% 2.44% 2.31% 2020 2021 2022 2023 YTD '24 $120.1 $131.4 $149.0 $127.3 $93.8 2020 2021 2022 2023 YTD '24

November 2024 7 CRE 48% Residential 1-4 Family 31% C&I 11% Construction 6% HELOC, 2nd Mtg. & Other Consumer 4% Loan Portfolio $4.9 Billion Total Loan Portfolio Highlights  Loan growth commensurate with deposit growth  Commercial & Industrial loans grew 10% on a linked-quarter basis and 18% year-to-date  Commercial real estate declined 3% on linked quarter basis and 1% year-to-date  Limited purchases of residential mortgages from Harbor One Mortgage in 2024; residential mortgage balances have increased modestly (<1%) year to date primarily due to historically low prepayment speeds

November 2024 8 Asset Quality Non-Performing Assets ($MM) Provision ($MM) Top 5 Substandard Relationships ($MM) Allowance for Credit Losses ($MM) $18.8 $17.5 $12.2 $9.8 $28.4 0.33% 0.31% 0.21% 0.17% 0.49% Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Category Asset Type Balance Specific Reserve Occupancy CRE- Office1 Conversion to Lab $17.2 $4.7 0% CRE- Office1,2 Conversion to Med Office $15.3 $0.1 50% Construction Conversion to Multifamily $6.9 - 88% CRE- Office1 Metro Office $6.2 $0.4 46% CRE- Hotels1,3 Hotel Group $4.8 - 42% -$0.11 $0.64 -$0.17 $0.62 $5.90 0.00% 0.01% 0.00% 0.05% 0.50% Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 $48.3 $48.0 $48.2 $49.1 $54.0 1.02% 1.01% 1.01% 1.02% 1.11% Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 All Loans paying as agreed. 1: Updated appraisals received within last 120 days; 2: Comprised of an office loan and a land loan; 3: Comprised of a leisure hotel and a business hotel

November 2024 9 Underwriting & Credit Risk Management Footprint-Focused Client Acquisition Relationship Driven Underwriting Credit Monitoring Loss Management  New England-focused client base sourced by seasoned lending professionals with local expertise  Win business through reputation for execution and partnership  Focused on growing and deepening relationships with known customers and sponsors  New England footprint historically resilient, with favorable demographic trends  Deep localized underwriting expertise  CRE preference has historically been with known sponsors with demonstrated track records in their established vertical  Limited appetite for loans requiring participations, and generally only with reciprocal relationships  Active engagement and covenant monitoring by portfolio managers residing within the lending groups  Independent loan review team re-reviews client relationships annually  Loan-level stress testing semi-annually to flag loans with at-risk characteristics  Early intervention with borrowers, which generally results in favorable delinquency rates and lower charge-offs relative peers  Aggressive commercial workout team with deep commercial loan expertise; takes the lead on all loans with defined weaknesses and/or greater than 90 days past due

Growing Focus on C&I and Small Business

C&I and Small Business Loans ($MM)

22% Combined Growth over the last year



$450.5
$466.4
$471.2
$499.0
$549.9
$141.5
$143.8
$144.4
$143.3
$152.5
$309.1
$322.7
$326.8
$355.7
$397.4
3Q 23
4Q 23
1Q 24
2Q 24
3Q 24
C&I
Small Business
Total

Portfolio Characteristics



NY 2%
Other 5%
RI 35%
MA 58%
New England Focused



2024 3%
2025 9%
2026 9%
2027 & later 79%
Maturity Profile

Portfolio Composition ($MM)

Type	Balance	Avg Balance	Classified	Non-Acc
Manufacturing	$103.1	$0.9	-	-
Health Care	$102.4	$0.4	$0.2	-
Utilities	$84.4	$4.7	-	-
Retail	$32.5	$0.2	-	$0.1
Education	$31.7	$1.2	-	-
Construction	$22.4	$0.1	$0.7	$0.3
Restaurant	$21.4	$0.3	-	-
Wholesale Trade	$17.9	$0.4	-	-
Rental and Leasing	$17.0	$0.7	-	-
Administrative	$14.4	$0.1	$0.3	$0.3
Professional Services	$10.0	$0.1	-	-
All Others[1]	$92.7	$0.2	$1.4	$1.0

Highlights

- Top 20 C&I obligors have a weighted average debt service coverage ratio (DSCR)[2] of ~2.05x
- C&I & Small Business Delinquency Rate of 48 bps
- Top 10 SBA lender in Rhode Island, and top 15 SBA lender in Massachusetts

1: $1 million of Non-Accrual exposure comprised of the guaranteed portion of SBA 7(a) loans largely attributed to a single borrower; 2: DSCR calculated based on most recent financial information, typically received annually

HarborOne Bancorp November 2024 10

Commercial Real Estate & Construction Profile

Portfolio by Type ($2.3 B)

14% Owner Occupied


Industrial/ Warehouse 21%
Multifamily 18%
Hotel 13%
Retail 12%
Office 9%
Healthcare 9%
Education 3%
Other 15%

Portfolio Characteristics


MA 65%
RI 13%
NH 8%
CT 6%
NY 2%
Other 6%

New England Focused


2027 and later 73%
2026 15%
2025 10%
2024 2%

Maturity Profile

Portfolio Composition ($MM)

Type	Balance	Avg Balance	Classified	Non-Acc
Industrial/Warehouse	$557.9	$7.6	$4.6	-
Multifamily	$469.3	$6.3	$6.9	-
Hotel/Hospitality	$334.2	$9.1	$4.8	-
Retail Trade	$301.3	$3.5	-	-
Office	$227.0	$2.4	$38.6	$17.2
Healthcare	$224.0	$3.9	-	-
Educational Services	$78.7	$2.8	-	-
Restaurant	$46.2	$1.0	-	-
Utilities	$18.8	$0.8	-	-
Arts & Entertainment	$18.1	$1.6	-	-
All Others	$316.0	$6.0	-	-

Highlights

- Top 20 CRE obligors have a weighted average debt service coverage ratio (DSCR)[1] of 1.29x
- Top 20 CRE obligors have a weighted average Loan-to-Value (LTV)[2] of 55.5%
- CRE & Construction Delinquency Rate of 11 bps
- NOO CRE/Construction to Capital Ratio of 373%, an 11 bps improvement since the beginning of the year
- 15% of CRE/Construction loan exposure is reported as Participation-In

1: DSCR calculated based on most recent financial information, typically received annually; 2: Top 20 obligors are all pass rated; LTV is based on origination appraisal vs current balances, with a weighted average seasoning of approximately 2.5 years

HarborOne® Bancorp
November 2024 11

November 2024 12 CRE & Construction- Focus on Office ($227 MM) Geography Maturity Profile Type Balance Avg Loan Balance LTV1 DSCR2 Asset Quality Pass Special Mention Classified Non-Accrual Class A $56.8 $8.1 80.9% 1.12 $39.6 - $17.2 $17.2 Class B $134.6 $4.5 64.6% 1.34 $113.1 - $21.5 - Class C $17.5 $1.8 49.7% 1.47 $17.5 - - - Construction $18.1 $18.1 NA NA $18.1 - - - Portfolio Composition ($MM) 1: LTV based on most recent appraisals and includes impact of Class A non-accrual loan for which a $4.7 million specific reserve was taken in 3Q 24; 2: DSCR based on most recent financial information from borrowers, typically received annually; 3: Class A $17MM loan and $18.1MM Construction loans are participations 2024 1% 2025 24% 2026 22% 2027 & later 53% MA 65% Providence CBD 4% Other RI 19% CT 10% Outside New England 2%  Most relationships maturing in 2024 and 2025 are in active dialogue with borrowers and have action plans in place  Construction office loan is 65% open and occupied with 90% occupancy committed upon completion; adhering to original timeline and budget Highlights

November 2024 13 CRE & Construction- Focus on Multifamily ($469 MM) New England Focused Maturity Profile Portfolio by Type Portfolio Characteristics Portfolio Composition Highlights  Top 20 Multifamily obligors have a weighted average debt service coverage ratio (DSCR)2 of 1.21x  No delinquencies in Multifamily portfolio  Focus on properties rated 3 Stars or better by CoStar 1: LTV based on most recent appraisal; 2: DSCR calculated based on most recent financial information, typically received annually; excludes Construction Type Balance Avg Balance LTV1 Classified Non-Acc Traditional (Mkt Rate) $276.2 $5.5 59% - - Affordable Housing $47.1 $7.9 57% - - Rent Restricted $25.0 $25.0 74% - - Mixed Use $18.5 $3.7 64% - - Other $2.9 $1.0 76% - - Construction $99.6 $10.0 NA $6.9 - Traditional 59% Construction 21% Affordable Housing 10% Rent Restricted 5% Mixed Use 4% Other 1% MA 73% RI 14% CT 10% NY 2% Other New England 1% 2024 1% 2025 12% 2026 13% 2027 & Later 74%

November 2024 14 Deposits Average Quarterly Cost of Deposits 0.84% 1.55% 1.91% 2.28% 2.47% 2.49% 2.53% 2.68% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24  Total deposits increased $77.9 million in Q3 24, with increases in checking, money market and CD’s partially offset by decreases in savings accounts and brokered CD’s  Cost of deposits increased 15 basis points to 2.68% for the three months ended September 30, 2024  Business accounts represent 19% of total deposits with a cost of 192 basis points  Business checking production increased 21% and consumer checking production increased 6%, both on a linked quarter  Shift to Self-Service / Payments: 75% of customers active users of digital banking solutions; 72% utilize debit cards regularly, versus industry average of 61%1 Highlights DDA/NOW 22% Savings Money 20% Market 26% CD 24% Brokered 8% Deposit Mix 1: Source: Industry average data from Fiserv, October 2024

November 2024 15 Deposits FDIC Deposit Market Share1 Highlights 24 Rank Town 2023 2024 3 Abington 20.3% 21.6% 5 Attleboro 6.9% 7.5% 16 Boston 0.1% 0.1% 2 Bridgewater 19.0% 19.8% 7 Brighton 1.4% 2.1% 1 Brockton 56.3% 56.8% 10 Brookline 0.2% 0.7% 14 Cambridge 0.1% 0.2% 2 Canton 17.2% 17.7% 6 Cranston 4.4% 4.7% 8 East & West Greenwich 5.0% 5.4% 6 East Providence 5.1% 5.2% 2 Easton 21.9% 18.7% 3 Lincoln 25.5% 23.6% 4 Mansfield 12.1% 11.9% 3 Middleboro 16.5% 18.1% 3 Plymouth 11.5% 11.4% 10 Providence & N. Providence 0.5% 0.5% 14 Quincy 1.0% 1.2% 3 Randolph 12.1% 14.5% 5 Raynham 10.6% 11.9% 8 Stoughton 3.2% 3.6% 7 Warwick & West Warwick 6.4% 6.4% 1: FDIC annual market share data as of June 2024  Ranked top 5 in >50% of markets served and gained market share in 18 of 23 markets  Average Consumer Household Tenure: 52% of balances > 15 yrs and 75% of balances > 5 yrs  Brockton area banking centers checking production increased 47% over the last year as we capitalize on competitor closings  Average deposits in the Boston market increased 46% Q3 2024 vs. Q3 2023

November 2024 16 Est. Uninsured Deposits & Available Liquidity Available Liquidity ($MM) Solid Liquidity to Cover All Uninsured Deposits $209 $213 $419 $430 $830 $728 3Q24 4Q23 Cash and other FRB FHLB ($MM) 3Q 24 4Q 23 Uninsured Deposits1 1,001 1,070 Less: FHLB LOC Secured Deposits 211 18 Uninsured deposits(after exclusions) 790 1,052 Total Deposits 4,536 4,387 Uninsured Deposits as a % of Total Deposits 17% 24% Immediately Available Liquidity 1,458 1,371 Coverage as % of Immediately Available Liquidity 185% 130% 1Uninsured deposits excludes subsidiary accounts $1,458 $1,371

November 2024 17 Capital Management  The Company remains well capitalized and is able to weather economic volatility  Continued annual dividend growth with 6.7% increase in Q1 2024  Seventh program ongoing to buy back approximately 2.2 MM shares or $20MM  Strong Tangible Capital Ratio of 9.17% with minimal securities categorized as Held to Maturity 10.5% 8.5% 7.0% 4.0% 12.9% 11.7% 11.7% 9.8% 9.2% Total Capital Tier 1 Capital Tier 1 Common Equity Tier 1 Leverage Tangible Common Equity Minimum Capital Required plus Capital Conservation Buffer HONE * All information is as of September 30, 2024 unless otherwise noted. Capital Ratios* Highlights

November 2024 18 Mortgage Banking ($ in 000’s) Q3 2024 Q2 2024 Q3 2023 Gain on Sale $3,752 $3,141 $2,704 MSR Fair Value & Amortization ($2,421) ($1,024) $107 Servicing Revenue / Other $2,492 $2,641 $2,438 Total Revenue $3,928 $5,002 $5,337 Expenses $5,600 $5,269 $5,490 Net Loss ($1,137) ($191) $(138) Key Drivers/Statistics $ Disbursements $210 MM $173 MM $158 MM Sales Margin 2.19% 2.46% 2.16% FTE’s 136 130 137 Offices 15 15 19 MSR Balance $40.2 MM $43.1 MM $45.7 MM Change in MSR Fair Value ($2,694) K ($287) K $641 K 10 year Treasury 3.79% 4.40% 4.59%  Mortgage banking segment continues to be negatively impacted by market conditions.  Net loss of $1.1 million, mortgage servicing rights (MSR) valuation down $2.7 million due to key benchmark rates used in the valuation model decreased from the prior quarter.  Disbursements up 21% from Q2 2024 and up 33% from Q3 2023. Q3 2024 production volume was 90% purchase, 10% refinance. Highlights

November 2024 19 Bank Stand-Alone ($ in 000’s) Q3 2024 Q2 2024 Q3 2023 Interest Income $68,900 $67,687 $62,951 Interest Expense 37,120 36,589 31,483 Net Interest Income 31,780 31,098 31,468 Provision 5,903 615 -113 Noninterest Income 6,665 7,156 6,511 Noninterest Expense 26,752 27,791 26,272 Net Income $4,915 $7,538 $9,104 Key Drivers/Statistics ROAA 0.34% 0.52% 0.65% Efficiency Ratio 69.1% 72.2% 68.7% Margin 2. 32% 2.28% 2.36% FTE’s 406 408 392 Nonaccrual Loans $ 24.4MM $9.8 MM $18.8 MM Net charge-off(recovery) rate 0.02% 0.02% -% ACL/Loans 1.11% 1.02% 1.02%  Net Income of $4.9 MM, down 35% QOQ.  Net Interest Income of $31.8 MM, up 2% on a linked quarter basis, up 0.9% YOY.  Q3 2024 $5.9 MM provision, $5.0 MM primarily for specific loan allocations and $855K provision for unfunded commitments.  Noninterest income down $492K on a linked quarter basis and up $153K YOY. Q2 included $1.8 MM gain on sale-leaseback of Bank property, partially offset by $1.0 MM loss on sale of securities.  Noninterest Expenses down $1.0 MM on a linked quarter basis. Q2 2024 included contribution expense of $675K on the bargain purchase price of the sale-leaseback transaction. Highlights

November 2024 20 Why HarborOne Clear Strategic Focus  Drive organic growth with a focus on Customer Primacy.  Ensure diverse and low cost funding base with significant available liquidity.  Foster customer-centric mission that earns total long-term banking relationships.  Continued rationalization and modernization of Banking Centers. Unique Franchise and Culture  Attractive New England (metro Boston & Providence) footprint.  HarborOne was recognized as Best Bank in Rhode Island and Metro South Community Choice Awards in 2024.  Deep community engagement - 2023 Boston Business Journal Most Charitable Companies list (7th consecutive year), Providence Business News Giving Guide ranked HarborOne Bank #5 in the state of Rhode Island in 2023 for total charitable donations. Proven Track Record  Seasoned management team and Board.  Excess capital to manage economic headwinds.  Increasing quarterly dividend with continued stock buybacks.  Prudent cost management with commitment to continuous process enhancement.

November 2024 21 HarborOne U - “Enriching lives through education” Original content, tools, templates, case studies, and calculators to help small businesses achieve financial success. A personalized education platform that helps individuals and families gain skills and build confidence in their financial choices. Consumer Small Business

November 2024 22 A Commitment to Doing What’s Right Mission Statement We provide a personalized experience while caring about every customer. We focus on understanding their financial goals for today and dreams for tomorrow. We are unwavering in our commitment to the communities that we serve. Vision Statement To be our customers’ most trusted financial partner. Our Values Integrity. Teamwork. Trust. Respect. Accountability.